Exhibit 99.2

QUADRAMED CORPORATION

INDUCEMENT STOCK OPTION AGREEMENT

THIS AGREEMENT, made as of the 23rd day of July 2009, by and between QuadraMed Corporation (“QuadraMed”) and Duncan W. James (“Optionee”).

RECITALS

A.	The Board has determined to offer employment to Optionee.

B.	As an inducement to accept such employment offer, the Board has determined to offer Optionee an option (the “Option”) to purchase Three Hundred Thousand (300,000) shares of Common Stock (“Shares”) under the terms and conditions set forth herein.

C.	All capitalized terms in this Agreement, to the extent not otherwise defined herein, shall have the meaning assigned to them in the attached Appendix.

NOW, THEREFORE, it is hereby agreed as follows:

1. Grant of Option. QuadraMed hereby grants to Optionee, as of the Grant Date, an Option to purchase up to Three Hundred Thousand (300,000) Shares at the Exercise Price. The Shares shall be purchasable from time to time in accordance with the Vesting Schedule, subject to acceleration under Sections 4(c) and 5 below.

2. Option Term. The Option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the tenth anniversary of the Grant Date, unless sooner terminated in accordance with Sections 4 or 5.

3. Exercisability/Vesting. The right to exercise the Option shall vest in the Optionee, and the Option shall become exercisable for any or all of the Shares in accordance with the Vesting Schedule. The Option shall remain exercisable to the extent vested until the Expiration Date or the sooner termination of the Option term under Sections 4 or 5. The right to exercise the Option shall vest in the Optionee as follows: (i) one-fourth (25%) of the Shares shall vest on the first anniversary of the Grant Date and (ii) the remaining three-fourths (75%) of the Shares shall vest in a series of thirty-six (36) equal monthly installments upon Optionee’s completion of each month of Service after the first anniversary of the Grant Date. Vesting in the Shares may be accelerated pursuant to the provisions of Section 4(c) or 5. Unless otherwise specifically provided herein, no additional Shares shall vest following Optionee’s cessation of Service.

4. Cessation of Service.

(a) Should Optionee die while the Option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the Option is transferred pursuant to Optionee’s will or in accordance with the laws of inheritance shall have the right to exercise the Option to the extent the Option is vested as of the date of Optionee’s death. Such right shall lapse, and the Option shall cease to be outstanding, upon the earlier of (A) the expiration of the twelve (12)-month period measured from the date of Optionee’s death or (B) the Expiration Date.

(b) Should Optionee cease to remain in Service by reason of Permanent Disability while the Option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise the Option to the extent the Option is vested as of the date of such cessation of Service. In no event shall the Option be exercisable at any time after the Expiration Date.

(c) Should (i) the Optionee’s Service be terminated due to an Involuntary Termination (other than a Termination for Cause and whether before or after a Change in Control) or (ii) the Optionee terminate Service voluntarily within three (3) months of the completion of a Change in Control, in each case while this Option is outstanding, then the right to exercise this Option shall be fully vested and the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(d) Should the Optionee terminate Service voluntarily (other than an Involuntary Termination) while this Option is outstanding, then the Option shall immediately terminate and cease to be exercisable with respect to the number of Option Shares for which the right to exercise this Option has not then vested under this Agreement, and the Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this Option for the remainder of the Option Shares, but in no event shall this Option be exercisable at any time after the Expiration Date.

(e) During the limited period of post-Service exercisability, the Option may not be exercised in the aggregate for more than the number of Shares for which the Option is exercisable at the time of Optionee’s cessation of Service according to the Vesting Schedule, except in the event of an Involuntary Termination as specified in Section 2(c) above. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, the Option shall terminate and cease to be outstanding for any otherwise exercisable Shares for which the Option has not been exercised. Except as provided for in Section 2(c) above, to the extent the Option is not exercisable for one or more Shares at the time of Optionee’s cessation of Service, the Option shall immediately terminate and cease to be outstanding with respect to those Shares.

(f) Should Optionee’s Service be terminated due to a Termination for Cause, the Option shall terminate immediately and cease to remain outstanding upon the Optionee’s termination of Service.

5. Change in Control.

(a) In the event of a Change in Control, the Option shall, immediately prior to the specified effective date of the Change in Control, become fully exercisable with respect to all previously unexercised Shares, and the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise this Option, but in no event shall this Option be exercisable at any time after the Expiration Date.

(b) The Option will be appropriately adjusted to apply to the number and class of securities which would have been issued to Optionee in the consummation of the Change in Control had the Option been exercised immediately prior to such transaction, and appropriate adjustments will be made to the Option Exercise Price, provided that the aggregate Exercise Price will remain the same.

6. Adjustment in Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without QuadraMed’s receipt of consideration, appropriate adjustments shall be made to (i) the number and/or class of securities subject to the Option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder; provided, however, that the aggregate Exercise Price shall remain the same.

7. Stockholder Rights. The holder of the Option shall not have any stockholder rights with respect to the Shares until such person shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased Shares.

8. Manner of Exercising Option.

(a) In order to exercise the Option for all or any part of the Shares for which the Option is at the time exercisable, Optionee or, in the case of exercise after Optionee’s death, Optionee’s executor, administrator, heir or legatee, as the case may be, must take the following actions:

(i) The Secretary of QuadraMed shall be provided with written notice of the Option exercise (the “Exercise Notice”) in substantially the form of Exhibit I attached hereto, in which there is specified the number of Shares to be purchased under the exercised Option.

(ii) The Exercise Price for the purchased Shares shall be paid in one or more of the following alternative forms:

•	cash or check made payable to QuadraMed’s order; or

•

shares of Common Stock held by Optionee (or any other person or persons exercising the Option) for the requisite period necessary to avoid a charge to QuadraMed’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

•

if established by QuadraMed and permitted under applicable law, through a “same day sale” commitment from Optionee and a broker-dealer selected by QuadraMed whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay for the total exercise price and whereby the broker-dealer irrevocably commits upon receipt of such shares to forward the total exercise price directly to QuadraMed plus the applicable Federal, state and local income taxes required to be withheld by QuadraMed by reason of such exercise.

(iii) Appropriate documentation evidencing the right to exercise the Option shall be furnished to QuadraMed if the person or persons exercising the Option is other than Optionee.

(iv) Appropriate arrangement must be made with QuadraMed for the satisfaction of all Federal, state and local income tax withholding requirements applicable to the Option exercise.

(b) Except to the extent the sale and remittance procedure specified above is utilized in connection with the exercise of the Option, payment of the Exercise Price for the purchased Shares must accompany the Exercise Notice delivered to QuadraMed in connection with the Option exercise.

(c) As soon as practicable after the Exercise Date, QuadraMed shall enter the purchased shares in book-entry form. Upon the Optionee’s request, QuadraMed shall issue to or on behalf of Optionee (or any other person or persons exercising the Option) a certificate or certificates representing the purchased Shares.

(d) In no event may the Option be exercised for fractional Shares.

9. No Impairment of Rights. This Agreement shall not in any way affect the right of QuadraMed to adjust, reclassify, reorganize or otherwise make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

10. Compliance with Laws and Regulations.

(a) The exercise of the Option and the issuance of the Shares upon such exercise shall be subject to compliance by QuadraMed and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b) The inability of QuadraMed to obtain approval from any regulatory body having authority deemed by QuadraMed to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve QuadraMed of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. However, QuadraMed shall use its best efforts to obtain all such applicable approvals.

11. Limited Transferability. This Option may, in connection with the Optionee’s estate plan, be assigned in whole or in part during Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a pecuniary interest in the Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as QuadraMed may deem appropriate. Should the Optionee die while holding this Option, then this Option shall be transferred in accordance with Optionee’s will or the laws of descent and distribution.

12. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, QuadraMed and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

13. Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the Commonwealth of Virginia without resort to its conflict-of-laws rules.

14. Non-Statutory Stock Options. The Option granted hereunder is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

15. No Right to Continued Service. Nothing in this Agreement shall confer upon Optionee any right to continue in the Service of QuadraMed or shall interfere with or restrict in any way the rights of QuadraMed which are hereby expressly reserved, to discharge Optionee at any time for any reason whatsoever, with or without cause.

16. Notices. Any notice required to be given or delivered to QuadraMed under the terms of this Agreement shall be in writing and addressed to QuadraMed at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the most recent address reflected in QuadraMed’s employment records. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

17. Administration of Option. The Board or the Compensation Committee thereof shall have full discretion to interpret all provisions of this Option, and all decisions of the Board or such Committee regarding the Option shall be binding on all parties.

Signatures follow on next page.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

QUADRAMED CORPORATION

By:	/s/ Robert L. Pevenstein
Name:	Robert L. Pevenstein
Title:	Chairman of the Board of Directors

/s/ Duncan W. James
Duncan W. James
Optionee

EXHIBIT I

NOTICE OF EXERCISE

I hereby notify QuadraMed Corporation (“QuadraMed”) that I elect to purchase              shares of QuadraMed’s Common Stock (the “Purchased Shares”) at the Option exercise price of $             per share (the “Exercise Price”) pursuant to that certain Option (the “Option”) granted to me pursuant to QuadraMed’s inducement Option grant program.

Concurrently with the delivery of this Exercise Notice to the Secretary of QuadraMed, I shall hereby pay to QuadraMed the Exercise Price for the Purchased Shares in accordance with the provisions of my agreement with QuadraMed evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise. Alternatively, I may utilize the special broker/dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise to the extent established by QuadraMed and permitted by applicable law.

                    , 20

Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

APPENDIX

The following definitions shall be in effect under the Agreement:

A. Agreement shall mean this Inducement Stock Option Agreement.

B. Board shall mean QuadraMed’s Board of Directors.

C. Change in Control shall mean:

(i)	a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the Company’s state of incorporation or to create a holding company;

(ii)	a sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)	a transfer of all or substantially all of the Company’s assets pursuant to a partnership or joint venture agreement or similar arrangement where the Company’s resulting interest is less than fifty percent (50%);

(iv)	any reverse merger in which the Company is the surviving entity but in which more than fifty percent (50%) of the Company’s outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

(v)	on or after the Effective Date, a change in ownership of the Company through an action or series of transactions, such that any person is or becomes the beneficial owner of securities of the Company representing fifty percent (50%) or more of the securities of the combined voting power of the Company’s outstanding securities; or

(vi)	a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election.

D. Code shall mean the Internal Revenue Code of 1986, as amended.

E. Common Stock shall mean QuadraMed’s common stock, par value $0.01 per share.

F. Exercise Date shall mean the date on which the Option shall have been exercised in accordance with Section 8 of the Agreement.

G. Exercise Price shall mean the Fair Market Value on the Grant Date.

H. Expiration Date shall mean the date on which the Option term expires as specified in Section 2.

I. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time listed on any national stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the national stock exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is not at the time traded on any national stock exchange, then the Fair Market Value shall be the average between the highest bid and lowest asked prices for the Common Stock on the relevant date by an established quotation service for over-the-counter securities.

(iii) If the Common Stock is not at the time traded on any national stock exchange and is not otherwise publicly traded, then the Fair Market Value shall be established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including, without limitation, recent sale or offer prices for the Common Stock in private arms-length transactions.

J. Grant Date shall mean July 27, 2009, the date of grant of the Option.

K. Involuntary Termination shall mean the termination of Optionee’s employment with QuadraMed:

(i) involuntarily due to (1) the independent exercise of the Company’s unilateral authority to terminate the Employee’s services (other than due to the Employee’s implicit or explicit request), where the Employee was willing and able to continue performing such services, or (2) the Company’s failure to renew this Agreement pursuant to Section 5, provided that the Employee was willing and able to execute a new contract providing terms and conditions substantially similar to those in the expiring contract and to continue providing such services; or

(ii) voluntarily provided that (1) such termination occurs within two years of the initial existence of one or more of the following events without Employee’s written concurrence: (a) a change in Employee’s position with the Company or any successor which materially reduces Employee’s level of responsibility, (b) a material reduction in Employee’s base compensation (including base salary, fringe benefits and any non discretionary bonuses or other incentive payments earned pursuant to objective standards or criteria) or (c) a relocation of Employee’s principal place of employment by more than forty-five (45) miles from Reston, Virginia, and (2) the Employee provides notice to the Company of the existence of the condition described in clause (1) within 90 days of the initial existence of the condition, upon the notice of which the Company must be provided a period of at least 30 days during which it may remedy the condition and not be required to pay any severance amount, if applicable.

L. Optionee shall mean the person to whom the Option is granted as specified in the Agreement.

M. Permanent Disability shall mean the disability as characterized pursuant to the terms of the Company’s disability policies or programs applicable to Optionee from time to time, or if no such policy is applicable, if Optionee is unable to perform the essential functions of Optionee’s duties for physical or mental reasons for one hundred twenty (120) consecutive days, or one hundred eighty (180) days during any twelve (12) month period.

N. Service shall mean Optionee’s service with QuadraMed, whether as an employee, director or consultant, which has not been interrupted or terminated. Optionee’s Service shall not be deemed to have terminated merely because of a change in the capacity in which Optionee renders service to QuadraMed.

O. Shares shall mean the number of shares of Common Stock subject to the Option.

Q. Termination for Cause shall mean an Involuntary Termination of Employee’s employment for (i) one or more acts of fraud, embezzlement, misappropriation of proprietary information, misappropriation of the Company’s trade secrets or other confidential information, a breach of Employee’s fiduciary duties to the Company or any other misconduct adversely affecting the business reputation of the Company in a material manner; or (ii) Employee’s failure to adhere in any material way to any written Company policy material to the Company, including the Proprietary Information and Non-Competition Agreement, or the terms of this Agreement or Employee’s failure to perform the material duties of Employee’s position following written notice from the Company describing the failure and a reasonable opportunity to cure such failure, if such failure is susceptible of cure.

R. Vesting Schedule shall mean the vesting schedule specified in Section 3 of the Agreement, pursuant to which Optionee will vest in the Shares in one or more installments over his period of Service, subject to acceleration in accordance with the provisions of the Agreement.